(The Above Space for Recorder's Use Only)



          ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (this "Assignment") is made and entered into as of the 16 day of December, 2005 by and between AEI INCOME & GROWTH FUND 25 LLC, a Delaware limited liability company, having a mailing address at 1300 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101 ("Assignee"), and COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation, having a mailing address at 450 South Orange Avenue, Suite 900, Orlando, Florida 32801 ("Assignor").

                      W I T N E S S E T H:

     WHEREAS, Assignor has agreed to assign to Assignee all of its right, title and interest in and to a) that certain Lease between Assignor (as successor in interest to Captec Ster Aurora, L.L.C.), as lessor, and Sterling Jewelers Inc., a Delaware corporation, as lessee dated January 23, 2000 (the "Lease") and
b) that certain Net Ground Lease between Seller (as successor in interest to Captec Ster Aurora, L.L.C.), as tenant, and AEI Income & Growth Fund 25, LLC (successor in interest to Duke-Weeks Realty Limited Partnership, an Indiana limited partnership), as landlord dated October 14, 1999 (the " Prime Lease") for property located at 1016 N. Rte. 59, Aurora, Illinois as more particularly described in Exhibit "A"; and

     WHEREAS, Assignee has agreed to assume and perform certain of Assignor's liabilities and obligations arising under the Lease and Prime Lease on and after the date hereof, all in accordance with this Assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

       a. Assignment. Assignor hereby assigns, transfers, and conveys to Assignee (i) all of Assignor's right, title and interest as the landlord or lessor in and to the Lease and all of the rights, benefits and privileges of the landlord or lessor thereunder; and
     (ii) all of Assignor's right, title and interest as the tenant or lessee in and to the Prime Lease and all of the rights, benefits and privileges of the tenant or lessee thereunder.

          b. Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any claim, liability or cost or arising out of any obligation or liability of the landlord or lessor under the Lease, or tenant or lessee under the Prime Lease which was to be performed or which became due during the period in which Assignor owned the Real Property.
c. Assumption. Assignee hereby assumes all liabilities and obligations of Assignor under the Lease and Prime Lease which arise on or after the date hereof and agrees to perform all obligations of Assignor under the Lease and Prime Lease which are to be performed or which become due on or after the date hereof.
Assignee expressly does not intend by virtue of this Assignment and Assumption to terminate the Prime Lease and hereby expressly waives any operation of the doctrine of merger as the same may apply.
d.   Indemnity by Assignee.  Assignee shall indemnify and hold
Assignor harmless from any claim, liability, cost or expense arising out of Assignee's failure to perform any obligations or liability of the landlord or lessor under the Lease, or tenant or lessee under the Prime Lease arising on or after the date hereof.
Assignee releases and holds Assignor harmless from any claim, liability or cost or arising out of any obligation or liability of the Assignor under Prime Lease.
e. Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.
f. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.

         g. Assignor Representation. Assignor is the Landlord under the Lease with full right and title to assign the
     Lease and the Rent to Assignee as provided herein. The Lease is valid, in full force and effect and has not been modified or amended. So far as is known to Assignor, there is no default by Tenant under the Lease and no Rent has been waived, anticipated, discounted, compromised or released. Assignor is the Tenant under the Prime Lease with full right and title to assign the Tenant's interest under the Prime Lease (subject to Prime Lease Landlord consent) as provided herein. The Prime Lease is valid, in full force and effect, and has not been modified or amended. So far as is known to Assignor, there is no default by Landlord under the Prime Lease.

     IN   WITNESS   WHEREOF,  the  parties  have  executed   this
Assignment as of the date set forth above.

                              "ASSIGNOR"

                              COMMERCIAL NET LEASE REALTY,
                              INC., a  Maryland corporation


                              By:  /s/ Kevin B Habicht
                              Name:    Kevin B Habicht
                              Title:   Executive Vice Presdient

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this 14 day of December, 2005 by Kevin B Habicht, as Executive Vice President of COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation, on behalf of the corporation. He is personally known to me or has produced as identification.


                                    /s/ Kella Schaible
     (NOTARY SEAL)                 Signature of Notary Public


                                   Typed or Printed Name of Notary
                                   Commission No.:
                                   My Commission Expires:




         [SIGNATURES TO CONTINUE ON THE FOLLOWING PAGE]
                              "ASSIGNEE"

                              AEI INCOME & GROWTH FUND 25 LLC,
                              a  Delaware limited liability
                              company


                              By:  AEI Fund Management XXI, Inc.,
                                   a   Minnesota  corporation,   its
                                   Managing Member

                              By: /s/ Robert P Johnson
                              Name:   Robert P Johnson
                              Title:  President


STATE OF  MINNESOTA      )
                         ) ss.
COUNTY OF RAMSEY         )

The foregoing was acknowledged before me this 16 day of December, 2005, by Robert P Johnson, in his capacity as the President of AEI Fund Management XXI, Inc., a Minnesota corporation, the Managing Member of AEI Income & Growth Fund 25 LLC, a Delaware limited liability company, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its board of directors on behalf of the company.

[Notary Seal]                          /s/ Jennifer L Schreiner
                              Print Name:  Jennifer L Schreiner
                              My Commission Expires: 1-31-2010




                            EHHIBIT A

                        Legal description




Lot  1  in  Meridian  Business Campus Phase 2  Unit  8,  being  a
Subdivision in Section 16, Township 38 North, Range 9, East of the Third Principal Meridian, according to the Plat thereof recorded October 30, 1998 as Document R98-226549, in DuPage County, Illinois.




                                                  Lease No.  8876
                                         Meridian Shopping Center
                                                 Aurora, Illinois
                                                     Jan 23, 2000


                              LEASE

                             BETWEEN

                    CAPTEC STER AURORA L.L.C.

                               AND

                      STERLING JEWELERS INC











                                                   CONFIDENTIAL



                              LEASE

     In consideration of the rents and covenants set forth below, Landlord (as hereinafter defined) hereby leases to Tenant (as hereinafter defined), and Tenant hereby leases from Landlord, the Premises (as hereinafter defined), upon the following terms and conditions:

                            ARTICLE 1

                  FUNDAMENTAL LEASE PROVISIONS

The provisions in this Article shall be referred to in this Lease as the "Fundamental Lease Provisions."

     1.1 EXHIBITS TO LEASE. The following exhibits are attached to and made a part of this Lease, and are incorporated herein by reference:

     Exhibit  "A",    The  description  of  the  Premises  (if  a
     separate descr1ption is attached).

     Exhibit "B".    The  site plan showing the location  of  the
               Premises and the Building, the adjacent Shopping Center buildings, parking areas, driveways and common areas (as cross-hatched) and containing other general information relative to the development of the Premises Site (the" Site Plan").

     Exhibit "C"     The  plans  and specifications prepared  and
               provided  by  Tenant  and  approved  by  Landlord,
               wherein are detailed Landlord's Work (as hereinafter defined) in the Premises Exhibit "C" shall include the plans and specifications for Tenant's satellite dish.

     Exhibit   "C-1".       The  list  of  items  which  comprise
Tenant's Work (as hereinafter defined).

     Exhibit "D"     The  plans  and specifications prepared  and
               provided by Tenant and approved by Landlord, wherein are detailed Tenant's exterior sign(s).

     Exhibit "E"    The cost to perform Landlord's Work.

     Exhibit "F"     The Ground Lease.

     1.2    DEFINITIONS.    Unless  otherwise   defined   herein,
capitalized term used in this
Lease  shall  have  the meanings listed in the Fundamental  Lease
Provisions.

Additional Rent:     shall  mean  all insurance premiums,  Taxes,
               operating charges, maintenance charges, construction costs, reasonable accounting and legal fees, and any other charges, costs and expenses which arise or may be contemplated under any provision of this Lease during the Lease Term.

Alterations:   shall    mean   any   alterations,   replacements,
               additions,  changes,  and  improvements   to   the
               Premises   as   Tenant  may  find   necessary   or
               convenient for its purposes.

Building:      shall  mean  the building containing approximately
               6000   square   feet  of  floor   area   and   all
               improvements thereto (including Tenant's Work) to be constructed on the Premises and as identified on Exhibit B attached hereto.
                                                     CONFIDENTIAL




Commencement Date shall mean the earlier of (i) 60 days after the
               Delivery Date or (ii) the day that Tenant opens for and conducts business in the Premises. Notwithstanding anything in this Lease to the contrary , Tenant shall not be obligated to open for or conduct business in the Premises during any period that a Market Condition exists in the Shopping Center.

Common Areas:  shall  mean the parking areas, driveways,  aisles, sidewalks, malls (whether enclosed or unenclosed), truck storage areas, and other common, service and related areas and improvements within the Shopping Center, whether open to the public generally or for the "non-exclusive" use of one or more tenants, as more particularly identified on Exhibit "8" by cross-hatching. Future easements to be granted by Ground Lessor or current easements to benefit the rest of the Shopping Center, including but not limited to, ingress and egress, and parking easements and more specifically, the "Access Drives" and the "Utility Easement Area", all as generally designated on the Site Plan. If any such future easements shall affect Tenants use or occupancy of the Premises or impose any additional financial obligation on Tenant, Landlord, or Ground Lessor, as the case may be, must first obtain Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed, before granting such easement.

Common Area Costs:   shall  mean Landlord's reasonable costs  for
               the operation, maintenance and repair of the interior and exterior Common Areas identified on Exhibit "B" attached hereto, consistent with other first- class shopping centers in the area. In no event shall the Common Area Costs include amounts for (i) depreciation of the original cost of constructing, erecting and installing the Shopping Center, the Common Areas, common facilities and related services; or (ii) principal and interest payments pursuant to any mortgage or deed of trust which encumbers the Premises or Shopping Center or any ground lease payments; or (iii) Taxes; or (iv) administrative charges, marketing fees, management fees, merchants association fees or leasing commissions; or (v) legal fees incurred in the negotiation of leases for the Shopping Center or in leasing disputes with Tenants; (vi) excess premiums for insurance covering the Common Areas occasioned by the extra-hazardous use or activities or occupants other than Tenant; or
               (vii) expenses incurred due to the negligence or willful misconduct of Landlord or any occupant of the Shopping Center or their respective agents or employees; or (viii) costs and expenses incurred for repairs or replacements due to faulty construction, faulty workmanship or structural defects; or (ix) costs and expenses for repairs or replacements due to the installation of antiquated machinery, equipment, components, pipes and lines or resulting from improper engineering or substandard quality; or (x) costs and expenses of any structural and roof repair and replacements and renovations to the Shopping Center; (xi) replacement or repairs covered by construction contracts or contractor's warranties, or by insurance proceeds; (xii) charges or fees for, or taxes on, the furnishing of water, sewer service, gas, fuel, electricity or other utility


                                        2


                                                     CONFIDENTIAL

               services to those portions of the Shopping Center which are leased to tenants; (xiii) the cost of providing janitorial or trash removal service to those portions of the Shopping center which are leased to tenants; (xiv) the cost incurred in repairing or replacing structural portions of the Shopping Center; (xv) the cost of acquiring property to be added to the Shopping Center and the cost of any construction appertaining to any property so added; or (xvi) the cost of Landlords federal, state or local income taxes; (xvii) expenses related to an individual occupant of the Shopping Center or to a particular tenant space; or (xviii) any costs, fees, fines or penalties. or interest thereon, related to violations by Landlord or any occupant or any governmental law, ordinance, code, rule or regulation; or (xix) any cost, fees, fines or penalties, or interest thereon incurred to remediate asbestos or other environmental conditions in the Shopping Center; or (xx) capital expenditures; or (xxi) reserves for replacement; or (xxii) costs for insuring the Common Areas; (xxiii) entertainment, transportation, means and lodging of anyone; and
               (xxiv) amounts paid in excess of "competitive rates".

Construction Period:      shall mean the one hundred fifty  (150)
               day period immediately following the date of Tenant's Permit Approval Notice.

Delivery Date:       shall  mean the date that Landlord  delivers
               the Premises to Tenant with Landlord's Work substantially complete such that Tenant may reasonably enter the Premises to perform Tenant's Work.

Environmental Laws:      means all requirements of environmental,
               ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including all requirements imposed by any law. rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority which relate to (i) noise;
               (ii) pollution or protection of the air, surface water, ground water, or land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; or (v) regulation of the manufacture, processing, distribution and commerce. use, or storage of Hazardous Materials.

Force Majeure:       shall  mean  the occurrence of  one  of  the
               following listed events which prevents, delays or hinders the performance of any act required hereunder: strikes, lockouts, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or any other reason of a like nature not the fault of the party delayed in performing work or doing any act required under the terms of this Lease.

Gross Leasable Area:     shall mean the number of square feet  of
the Building.

Ground Lease:  shall  mean  that certain lease for  the  Premises entered  into  by and between Landlord  and  Duke-
               Weeks Realty Limited Partnership ("Ground Lessor') dated October 14, 1999.


                                   3
                                                     CONFIDENTIAL


Ground Lease Rent: shall mean all rents, penalties and fees due and payable under the Ground Lease.

Hazardous Materials:     means any of the following as defined by
               the Environmental Laws: solid wastes; medical or nuclear waste or materials; toxic or hazardous substances; natural gas, liquefied natural gas or synthetic fuel gas; petroleum products or derivatives, wastes or contaminants (including, without limitation, polychlorinated biphenyls); paint containing lead; urea-formaldehyde foam insulation; asbestos (including, without limitation, fibers and friable asbestos); ex-plosives, and discharges of sewage or effluent.

Increase Date:       fifth  (5th) anniversary of the Commencement
               Date,   and   every  five  (5)  years  thereafter,
               including renewal terms.

Increase Percentage:     ten percent (10%).
Initial  Term:        twenty  (20)  years,  commencing   on   the

Commencement Date.

               Interest on Overdue Amounts: shall mean interest at a per annum rate equal to the "prime rate" (or substantial equivalent) announced from time to time (as adjusted monthly) by Comerica Bank, Detroit, Michigan, plus 2%; provided, however, that if such rate shall exceed the lawful rate of interest which Landlord is entitled to charge under applicable law, then the per annum rate of interest on any such overdue amounts shall be the maximum rate permitted by applicable law.

Landlord:           Captec Ster Aurora, L.L.C.
               24 Frank Lloyd Wright Drive
               Lobby L 4th Floor, P. 0. Box 544
               Ann Arbor, Michigan 48106-0544
               FAX: (734) 994-1376

Landlord's Work:     shall mean the work to be performed by or at
               the direction of Landlord in constructing the Premises and related improvements as more particularly specified in Article 15 below and Exhibit C.

Late  Charge:         shall mean an amount equal  to  4%  of  the
overdue amount.

Lease Year:    shall  mean  a  period of twelve (12)  consecutive
               calendar months during the Term, the first of which shall begin on the first day of February next following the Commencement Date, (unless the Commencement Date shall be the first day of February, in which event the first lease year shall begin on the Commencement Date) and ending on the following January 31.

Market Condition:    shall  mean that any portion of the Shopping
               Center, or any additions thereto, other than the Premises, are used or occupied for the Permitted Use or if any sales area therein is designated for the Permitted Use.



                                   4


                                                     CONFIDENTIAL
Minimum Monthly
Rent:          13%  of the. Premises Cost (as detailed on Exhibit
               E) divided by twelve, subject to proration and adjustment as provided in Article 2.3.

Permitted Hazardous
Material:      means  any  Hazardous Material which is  necessary
               and commercially reasonable for the provision of any good or service related to the Permitted Use.

Permitting Period:   shall mean the 60 days immediately following
               the date Landlord executes this Lease.

Permitted Use:       shall  mean the display and sale, at retail,
               of gold, silver, diamonds, colored gemstones and other fine jewelry, watches, and clocks, crystal, porcelain and related items normally sold in Tenant's other stores and, as incidental thereto, the repair and/or appraisal of the same and any other use permitted by the Ground Lease.

Plans and Specifications: shall mean the plans and specifications for the construction of the Premises, in the form of Exhibit "C", as the same may be modified by written agreement by and between Landlord and Tenant.

Premises:      that  certain  real  property located  within  the
               Shopping   center  consisting  of   space   having
               approximately square feet of Gross Leasable Area, together with all improvements located thereon, commonly known as the Meridian Shopping Center located at the northwest corner of Route 59 and Meridian Parkway, Aurora, Illinois 60504 and more particularly described in Exhibit "A" attached hereto.

Premises Cost:       shall  mean  the cost to perform  Landlord's
               Work, which cost is computed on Exhibit "E" attached hereto and made a part hereof, subject to adjustment as provided in Article 2.3.

Premises Site:      shall mean the land described on Exhibit A.

Renewal Terms:      4 terms of 5 year(s) each.

Shopping  Center:     shall  mean the  Meridian  Shopping  Center
located at Aurora,
               Illinois, consisting of all buildings including the Premises and other improvements located upon the Shopping Center site.

Shopping Center   Site:     shall  mean  the  land  described  on
               Exhibit" A" on which the Shop- ping Center is located.

Sign Drawings:       shall mean the plans and specifications  for
               Tenant's exterior sign(s) on the Premises, in the form of Exhibit 'D", as the same may be modified by written agreement by and between Landlord and Tenant.

Substitute Rent:    shall mean only the amounts due for Taxes and
               Common  Area Costs, if any, in lieu of the Minimum
               Monthly Rent required to be paid hereunder.
                                   5




                                                     CONFIDENTIAL
Taxes:         shall include:
               (a) any form of real estate tax or assessment, ad valorem tax or gross receipts tax, imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, on, against or with respect to the Premises, this Lease, any legal or equitable interest of Landlord or any superior landlord in the Premises or in the real property of which the Premises are a part, Landlord's right to rent or other income therefrom and Landlord's business of leasing the Premises;

               (b) any tax, fee, levy, assessment, penalty, interest or other charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment, or charge included within this definition of Taxes, or (ii) any tax or increase in any tax which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises to Tenant, or (iii) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof; and

               (c) inspection fees, taxes, bonds, permits, certificates, assessments and sales, use, property or other taxes, fees or tolls of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed against Landlord or Tenant by any federal, state, county or local governmental authority upon or with respect to the Premises or the use thereof or upon the possession, leasing, use operation or other disposition thereof or upon the rents receipts or earnings arising therefrom or upon or with respect to this Lease; and

               (d) taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere, which Tenant shall cause to be separately assessed and billed directly to Tenant.

               Notwithstanding  the foregoing, the  term  "Taxes"
          shall   not  Include  any  general       income  taxes,
          inheritance taxes, and estate taxes im- posed upon Landlord.

Tenant:        Sterling Jewelers Inc. 375 Ghent Road
               Akron, Ohio 44333
               FAX: (330) 668-5050

Tenant's Work:       shall mean the work, if any, to be performed
               by or at the direction of Tenant in finishing the Premises as provided in the Plans and Specifications, and as more specifically identified on Exhibit C-1, attached hereto.




                                   6



                                                     CONFIDENTIAL



Unamortized Premises

Cost:           shall mean the Premises Cost, adjusted based on a
               twenty (20) year straight line depreciation basis.

                            ARTICLE 2

                          TERM AND RENT

     2.1 Term. The Initial Term of this Lease shall be as set forth in the Fundamental Lease Provisions. Provided Tenant is not then in default under this Lease, Tenant shall have the option to extend the Initial Term by the number of successive Renewal Terms described in the Fundamental Lease Provisions by giving Landlord written notice of its election to extend the term of this Lease by the succeeding Renewal Term not less than 90 days prior to expiration of the Initial Term or the then-running Renewal Term, as the case may be. Excepting the amount of the Minimum Monthly Rent, as adjusted, the terms and conditions of this Lease shall apply during each Renewal Term. The Initial Term, as it may be extended by one or more Renewal Terms shall be hereinafter referred to as the "Lease Term."

     2.2 Interim Monthly Rent During the Construction Period Tenant shall pay to Landlord Interim Monthly Rent. The Interim Monthly Rent payment shall be equal to an interest rate of prime plus one percent (1%) per annum, payable monthly, on Landlord's outstanding construction loan amount. Tenant's final Interim Monthly Rent payment shall be due on the Delivery Date and shall include a fee of one percent (1%) of the construction costs outlined on Exhibit E. Tenant's obligation to pay Interim Monthly Rent shall terminate as of the earlier of i) the Delivery Date, or ii) the last day of the Construction Period. Thereafter, Tenant shall pay the Minimum Monthly Rent described below.

     2.3  Monthly Rent Payments

          2.3.1 Minimum Monthly Rent. For the use and occupancy of the Premises, Tenant shall pay Landlord the Minimum Monthly Rent, in advance, commencing on the Commencement. Date and continuing on the first day of each calendar month thereafter during the Lease Term, without any offset or deduction except as specifically provided for herein. The Minimum Monthly Rent payable under this Lease shall increase by the Increase Percentage on each Increase Date. Should the Lease Term commence on a day other than the first day of a calendar month, then the rental for such first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month at an amount equal to 1/30th of the Minimum Monthly Rent for each day. Should the Lease Term end on a day other than the last day of a calendar month, then the rental for such fractional month shall be computed on a daily basis at an amount equal to 1/30th of the Minimum Monthly Rent for each day. Tenant shall pay Landlord the Minimum Monthly Rent in lawful money of the United States at the address for Landlord set forth in the Fundamental Lease Provisions, or to such other persons or at such other places as Landlord may designate in writing to Tenant. Landlord and Tenant acknowledge that the Premises Cost computation on Exhibit E is an estimate, and agree to supplement and/or amend Exhibit E after the Premises Cost is actually determined. Landlord and Tenant shall retroactively adjust the Minimum Monthly Rental payments once the computation of Exhibit E has been finalized.

          2.3.2 Ground Lease Rent. In addition to any other rental obligations hereunder, Tenant shall pay directly to Ground Lessor all Ground Lease Rent required to be paid pursuant to the terms of the Ground Lease.

     2.4   Additional  Rent. In addition to the  Minimum  Monthly
Rent, as increased, Tenant shall pay to the parties respectively entitled thereto all Additional Rent. Tenant shall furnish to

                                   7




                                                    CONFI DENTIAL
Landlord, promptly after payment of any Taxes or insurance premiums (and at least ten (10) days before the date when the Additional Rent would become delinquent), and, with respect to any other Additional Rent, promptly upon request of Landlord, official receipts or other satisfactory proof evidencing payment of such Additional Rent. Upon Tenant's failure to pay such Additional Rent on more than one occasion during any twelve month period, where after written notice thereof from Landlord to Tenant such second event of failure shall continue for a period of 15 days, Landlord shall have the option to require Tenant to deposit with Landlord (i) funds sufficient for the payment of the current Additional Rent required to be paid by Tenant hereunder, and (ii) one-twelfth of the current annual or annualized
Additional Rent, as the case may be (or those of the preceding years if the current amounts thereof have not been fixed), in advance and on the same day upon which the Minimum Monthly Rent is due.

     2.5 Late Charge. If any installment of the Monthly Minimum Rent or any other payment provided for under this Lease which is payable by Tenant is not received by Landlord by the date when due, Tenant shall, within 10 days after written notice from Landlord to Tenant, pay Landlord the Late Charge. Landlord and Tenant agree that the Late Charge represents a fair and reasonable estimate of the costs that Landlord will incur because of any such late payment by Tenant. Acceptance of the Late Charge by Landlord shall not constitute a waiver of Tenant's default, if any, with respect to the overdue amount, nor prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease.

     2.6 Interest on Overdue Amounts. The Minimum Monthly Rent, the Additional Rent and all other amounts due Landlord under this Lease which are not paid when due shall bear Interest as defined in the Fundamental Lease Provisions from the date due until paid.

     2.7 Net Lease: Appointment of Tenant as Attornev-in-Fact Solelv for Operational Matters. This Lease is what is commonly called a triple net lease, it being understood that Landlord shall receive the Minimum Monthly Rent free and clear of any and all Taxes, other Additional Rent, liens, charges, liabilities or expenses of any nature whatsoever incurred in connection with the ownership or operation of the Premises.

     The parties acknowledge and agree that this Lease is a "pass-through" lease, meaning that all of the rights granted to, and all the obligations and duties imposed on, Landlord as lessee under the Ground Lease shall bind and burden, and inure to the benefit of, Tenant hereunder. Tenant hereby accepts such rights and benefits and hereby agrees to perform all such duties and
obligations.   Without  limiting  the  foregoing,   the   parties
acknowledge that Tenant need not obtain Landlord's prior approval and consent to perform such duties and obligations under the Ground Lease that are directly related to Tenant's ordinary, day-to-day business operations and do not affect adversely Landlord or the Ground Lease leasehold. The parties further acknowledge and agree that, in the event of an emergency, Tenant shall be authorized to, and shall perform such actions as are reasonably necessary under the circumstances to protect and/or preserve Landlord and Tenant's leasehold interests, and shall notify Landlord of the same as soon as practicable thereafter.

     Subject to the terms and provisions set forth below, Landlord hereby irrevocably appoints Tenant as its attorney-in-fact for the sole purpose of pursuing, in Landlord's place and stead, enforcement of Ground Lessor's obligations under the
Ground Lease with respect only to the following operational matters and no other: (i) maintenance and repair of the Leased Premises and common areas, (ii) co-tenancy, (iii) Tenant's exclusive use rights, and (iv) insurance. Tenant shall give Landlord five (5) days prior written notice of its intention to act as Landlord's attorney-in-fact. Tenant's notice shall set forth with particularity the nature of Ground Lessor's failure to perform and the nature of the relief Tenant is seeking. If Landlord notifies Tenant within said five (5) day period that Landlord has commenced, or will commence within said five (5) day period, enforcement of Ground Lessor's obligations, then Tenant shall not be
                                   8



                                                     CONFIDENTIAL

authorized to do so in Landlord's place and stead. In such event, Landlord shall pursue such enforcement with all due diligence and in good faith, and the parties shall cooperate fully with each other. If within said five (5) day period, however, Landlord fails either to respond to Tenant's written notice, or gives Tenant notice of its election to permit Tenant to pursue such enforcement in Landlord's place and stead, then Tenant shall undertake such enforcement with all due diligence and in good faith, and the parties shall cooperate fully with each other.

     Tenant acknowledges the fiduciary obligations imposed on Tenant when acting as Landlord's attorney-in-fact. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all loss, cost or damage resulting from Tenant's actions or inaction as Landlord's attorney-in-fact, including, but not limited to, Landlord's expenses, including reasonable attorneys' fees, if any, in connection therewith. Tenant shall have no authority to enter into a compromise and settlement, nor to act in Landlord's place and stead as it's attorney- in-fact if: (i) Tenant is in default under this Lease or the Ground Lease; (ii) Tenant is in anticipatory default of this Lease or the Ground Lease; (iii) Landlord's obligations under this Lease or the
Ground Lease have been terminated; (iv) this Lease has been terminated without the concurrent termination of the Ground Lease; (v) Landlord has notified Tenant that it has or will commence enforcement within said five (5) day period as hereinbefore provided; and (vi) the obligation of Ground Lessor being enforced involves matters other than the operational matters specified above, in which case Landlord shall pursue enforcement with all due diligence and in good faith. In the event of an occurrence of any event set forth subsections (i) through (iv) of this paragraph, the appointment of Tenant as Landlord's attorney-in-fact shall automatically terminate and be of no further force or effect.

     2.8 Additional Ground Lease Payments. The parties acknowledge that certain other payments in addition to rent may, from time to time, become due and payable by Landlord in its capacity as Ground Lessee under the Ground Lease. Except as otherwise provided herein, all such items shall be the responsibility of Tenant, who shall make these payments to or on behalf of Ground Lessor or Landlord, as the case may be, in a timely manner.

                            ARTICLE 3

                       USE OF THE PREMISES

     3.1. Tenant shall use the Leased Premises solely for the Permitted Use, or any other lawful purpose as long as such use does not diminish the value of the Premises or violate any existing exclusive uses then in effect with respect to the Premises.

     3.2 Condition of Premises. Subject to Section 6.2.1, and as may otherwise be pro- vided in this Lease, Tenant accepts the Premises in its "as is" condition and acknowledges that Landlord makes no warranty with respect to the Premises.

     3.3  Compliance With Law.

          3.3.1 At Tenant's sole expense, Tenant shall comply in all material respects with the Ground Lease, all applicable laws, ordinances, orders, rules, regulations, of any governmental authorities and with any directive of any public officer imposing any violation, order or duty upon Landlord or Tenant with respect to the Premises, the use or occupation thereof or signage thereon, including, without limitation, any governmental law or statute, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect relating to the environment, health or safety .

          3.3.2 Tenant shall not use or permit the Premises to be used in any manner which will result in waste, reasonable wear and tear and casualty excepted, or the creation of a

                                                     CONFIDENTIAL

nuisance, or shall violate the terms of the Ground Lease and Tenant shall maintain the Premises free of any objectionable noises, odors, or disturbances.

     3.4 Environmental Compliance. The terms of this provision shall be governed by Article 21 of the Ground Lease. Excepting pre-existing conditions, acts or omissions of Landlord or its agents, or acts or omissions of any third parties, for which Tenant shall have no 1iability, Tenant acknowledges the following:

     3.4.1      At its sole cost and expense at all times  during
the   Term,  Tenant  shall  comply  in  all  respects  with   the
Environmental Laws in its use and operation of the Premises.

     3.4.2 Tenant shall not use the Premises for the purpose of storing Hazardous Materials except in full compliance with the Environmental Laws and other applicable law, and shall not cause the release of any Hazardous Material.

     3.4.3 Tenant shall notify Landlord promptly and in reasonable detail should Tenant become aware of or suspect (i) the presence of any Hazardous Material on the Premises (other than any Permitted Hazardous Materials ), or (ii) a violation of the Environmental Laws on the Premises.

     3.4.4 If Tenant uses or permits the Premises to be used so as to subject Tenant, Landlord or any occupant of the Premises to a claim of violation of the Environmental Laws (unless contested in good faith by appropriate proceedings), Tenant shall, at its sole cost and expense, immediately cease or cause cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom.

     3.4.5 At its sole cost and expense, Tenant shall (i) immediately pay, when due, the cost of compliance with the Environmental Laws within the Premises required as a result of any acts or omissions of Tenant, or as otherwise required by this Lease, and (ii) keep the Premises free of any liens imposed pursuant to the Environmental Laws. At all times Tenant shall use, handle and dispose of any Permitted Hazardous Material in a commercially reason- able manner and in compliance with the Environmental Laws and applicable industry standards. Tenant shall cooperate with Landlord in any program between Landlord and any governmental entity for proper disposal and/or recovery of any Permitted Hazardous Material.

     3.4.6 Tenant shall indemnify, save and hold Landlord harmless from and against any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation by Tenant of the covenants contained in this Section, or out of any violation of the Environmental Laws by Tenant, its owners, employees, agents, contractors, customers, guests and invitees. This indemnity obligation shall survive the expiration or termination of this Lease.

     3.4.7 In the event that Tenant fails to comply with the any of the foregoing requirements of this Section, after the expiration of the cure period permitted under the Environ- mental Laws, if any, Landlord may, but shall not be obligated to (i) elect that such failure constitutes a default under this Lease; and/or (ii) take any and all actions, at Tenant's sole cost and expense, that Landlord deems necessary or desirable to cure such noncompliance. Tenant shall reimburse Landlord for any costs incurred by Landlord in exercising its options under this Subsection within 5 days after receipt of a bill therefor.

     3.4.8 Existing Conditions. Notwithstanding anything herein or in the Ground Lease to the contrary, in no event shall Tenant have any liability resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated at in, on,

                                                     CONFIDENTIAL

under   or  in  connection  with  the  Premises  prior   to   the
Commencement Date of this Lease except to the extent Tenant caused the same.

     3.4.9 Landlord acknowledges and covenants that in the event that, through no fault of Tenant, Tenant's use, occupancy and enjoyment of ("Occupancy") in the Premises shall be materially interfered with by the existence or remediation of any Hazardous Material located on, in or under the Shopping Center or Shopping Center Site (except for any Hazardous Material used by Tenant), then (i) throughout such period of interference, a fair and just proportion of the rents and other charges payable hereunder taking into account the nature of the interference to Tenant's Occupancy, shall be abated, and (ii) if Tenant's occupancy shall be substantially impaired for a period of three
(3) months or more, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord of its election to do so, whereupon this Lease shall automatically terminate and end effective as of the date of such notice and neither party shall have any further obligations hereunder. However, Landlord may nullify Tenant's notice of termination if, at the time such notice is given, Landlord is diligently prosecuting the rectification of such Hazardous Material interference and thereafter completes the rectification in accordance with all applicable governmental laws, codes, regulations and requirements within one (1) year after the date of Tenant's termination notice, whereupon this Lease shall continue in full force and effect in accordance with its terms, it being understood and agreed that the abatement provided in clause (i) of this paragraph shall continue throughout the period of such rectification by Landlord. Should Tenant terminate this Lease as provided in this Section 3.4.9, Tenant shall pay to Landlord the Unamortized Premises Cost.

     3.4.10 The provisions of this Section shall survive the expiration or termination of the Lease Term.

     3.5 Permits and Licenses. After Tenant's acceptance of Landlord's delivery of the Premises, Tenant shall be solely responsible for applying for and securing any building permit or permission of any duly constituted authority for the purpose of doing any of the things Tenant is required or permitted to do under the provisions of this Lease.

     3.6 Termination Payment. Tenant acknowledges that, pursuant to the Ground Lease, Tenant shall be obligated to make certain additional payments to Landlord in the event the Ground Lease, and in turn, this Lease, is terminated pursuant to the rights granted to Ground Lessor or Landlord in Sections 3.01 and 3.04 of the Ground Lease.

     Tenant agrees to pay Landlord a sum computed based upon Landlord's internal rate of return (the "IRR') for the Premises Cost (as detailed on Exhibit "E" hereto) plus a Landlord's development fee of One Hundred Eighty Thousand Dollars and 00/100 ($180,000.00) (the "Land- lord's Development Fee"); which IRR shall be based on the following formula:

     (a) Landlord's IRR shall be computed at the commencement of the Lease Term and shall be included in the Commencement
Agreement. For purposes of this provision, the IRR shall be determined based on the following criteria:

     (i)  the Premises Cost;
     (ii)      a capitalization rate of 13.5% for the first Lease
          Year and 14.2% for each following Lease Year;
     (iii) the Minimum Monthly Rental for the Initial Term, as adjusted; (iv) the Initial Term (i.e., a twenty (20) year term);

     (b) In the event of an early termination of the Ground Lease as provided in this Section 3.8, the remaining Minimum Monthly Rental owed by Tenant under this Lease shall be calculated by Landlord and Tenant. Once so determined, said sum shall be discounted to the date

                                                     CONFIDENTIAL

of the Ground Lease termination at the IRR determined in subsection (a) above. The sum determined by said calculation (the "Termination Payment') shall be due and payable by Tenant to Landlord, subject to further adjustment as provided herein.

     (c) In addition to the Termination Payment, if Landlord is obligated to pay a leasehold mortgagee any sum due as a result of the early termination of the Ground Lease or this Lease (the "Lender's Payment'), Tenant also agrees to pay said sums to Landlord upon being presented with an appropriate invoice. Tenant understands that said Lender's Payment may include, but may not be limited to, a prepayment penalty, additional interest or charges, and attorney's fees. The Termination Payment and the Lender's Payment are collectively referred to as the "Termination Fee".

In the event Ground Lessor is obligated to make any payments to Landlord as a result of the termination of the Ground Lease, any and all of said payments shall be applied first, to the Termination Fee due Landlord, and the balance thereafter remaining shall be payable by Tenant to Landlord. The Termination Fee, as the same may be reduced, shall be payable to Landlord within ten (10) days of receipt of an appropriately detailed invoice from Landlord. The failure of Tenant to pay the Termination Fee shall be deemed an automatic default under this Lease entitling Landlord to immediately proceed to exercise any and all of its rights and remedies hereunder without further notice to Tenant.

     3.  7       Exclusive Use. Pursuant to the terms of  Section
12.13 of the Ground Lease, Tenant is granted an exclusive right at the Shopping Center to operate under its Permitted Use. The terms and conditions of such exclusive shall be governed by
Article 12 of the Ground Lease.

                            ARTICLE 4

                       TAXES AND UTILITIES

     4.1 Payment of Taxes. Tenant shall pay the Taxes applicable to the Premises during the Lease Term: Landlord shall provide Tenant with copies of any tax bills applicable to the Premises promptly after receipt of such bills. All such payments shall be made at least 10 days prior to the delinquency date of such payment. Tenant shall indemnify and hold Landlord harmless from and against any Taxes and shall promptly furnish Landlord with satisfactory evidence that such Taxes have been paid. If any Taxes paid by Tenant shall cover any period prior to, or after the expiration of, the Lease Term, Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such Taxes, Landlord shall have the right (but not the obligation) to pay the same, in which case Tenant shall repay such amount plus any penalties and interest resulting therefrom to Landlord within 5 days after receipt of a bill therefor.

     4.2  Intentionally omitted.

     4.3  Tenant's Right to Contest Taxes.

     4.3.1 At its sole cost and expense, Tenant shall have the right to contest the amount or validity, in whole or in part, of any Taxes by appropriate proceedings diligently conducted in good faith, but no such contest shall be carried on or maintained by Tenant after the time limit for the payment of any Taxes unless Tenant shall (i) pay the amount involved under protest as required by the Ground Lease; (ii) procure and maintain a stay of all proceedings to enforce any collection of any Taxes, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money, or by such undertaking, as may be required or permitted by law to accomplish such stay; or (iii) deposit with Landlord, as security for the performance by Tenant of its obligations hereunder with respect to such Taxes, 120% of such contested amount or such other reasonable security as may be reasonably demanded by Landlord to insure payment of

                                                     CONFIDENTIAL

such contested Taxes and all penalties, interest , costs and expenses which may accrue during the period of the contest. Upon the termination of any such proceedings, Tenant shall pay the amount of such Taxes or part thereof, as finally determined in such proceedings, together with any costs, fees (including all reasonable attorneys' fees and expenses), penalties or other liabilities in connection therewith. However, if Tenant has deposited cash or cash equivalents with Landlord as security under clause (iii) above, then, so long as no default exists under this Lease, Landlord shall arrange to pay such Taxes (or part thereof) together with the applicable costs, fees and liabilities as described above out of such cash or cash equivalents and return any unused balance, if any, to Tenant. Otherwise, Landlord shall return to Tenant all amounts, if any, held by or on behalf of Landlord which were deposited by Tenant in accordance with such clause (iii).
     4.3.2 At its cost and expense, Tenant shall have the right to seek a reduction in the valuation of the Premises as assessed for tax purposes and to prosecute any action or proceeding in connection therewith. Provided it is not in default hereunder, Tenant is authorized to retain any refund of any Taxes paid by Tenant.

     4.3.3 Landlord agrees that whenever Landlord's cooperation is required in any proceeding brought by Tenant to contest any tax, Landlord will reasonably cooperate therein, provided the same shall not entail any cost, liability or expense to Landlord. Tenant shall pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with such contest and shall, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord to the risk of any civil liability or the risk of any criminal liability, and Tenant shall give such reasonable indemnity or security to Landlord as may reasonably be demanded by Landlord to insurer compliance with the foregoing provisions of this Section.

     4.4 Payment of Utilities. Tenant shall pay to the utility companies or other parties entitled to payment the cost of all water, heat, air conditioning, gas, electricity, telephone, and other utilities and services provided to or for the Premises, including, without limitation, connection fees and taxes thereon.

                            ARTICLE 5

                  INSURANCE AND INDEMNIFICATION

     5.1 Tenant's Insurance. From and after taking possession of the Premises, Tenant shall carry and maintain, at its sole cost and expense, the following types and amounts of insurance, unless greater or more inclusive insurance is required by the terms of the Ground Lease. In such event, the terms of the Ground Lease shall control Tenant's insurance requirements:


                                                     CONFIDENTIAL

Insurance     Tvpe                     Amount     of     Coverage
Risks Covered

Commercial   General         $1,000,000   per   occurrence    and
bodily injury, property damage Liability               $2,000,000
in the aggregate         and contractual liability
Property Damage           full replacement value             "all
               risk", including sprinkler
                                             damage

Business Interruption      not  less  than  12  installments   of
                    loss  of  earnings  by at least  the  Minimum
                    Monthly  Rent             perils of fire  and
                    lightning,
                                             extended   coverage,
                                             vandalism, malicious
                                             mischief and sprink-
                                             ler leakage
Worker's compensation         as required by law

     5.2  Policy Form

          5.2.1 Tenant shall obtain all policies of insurance required by Section 5.1 from insurance companies having an
     A. M. Best rating of A+ or better which are qualified to do business in the jurisdiction where the Premises are situated. All such policies shall be issued in the names of Landlord and Tenant, and if requested by Landlord, any mortgagee or beneficiary of Landlord, as additional insureds. In addition, all such policies providing coverage for physical damage shall include loss payee and mortgagee endorsement in favor of Landlord and Land- lord's mortgagee or beneficiary, respectively and as applicable. Tenant shall cause copies of such policies of insurance or originally executed certificates thereof to be delivered to Landlord prior to its execution of this Lease, and not less than 30 days prior to any renewal thereof. As often as any such policy shall expire or terminate, Tenant shall procure and maintain renewal or additional policies with like terms. None of such policies shall contain any co-insurance requirements. All such policies shall provide for written notice to Landlord and any mortgagee or beneficiary of Landlord not less than 10 days prior to any modification, cancellation, lapse, or reduction in the amounts of insurance, and shall further provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or part of the payment of such loss. All general liability, property damage, and other casualty policies shall be written on an occurrence basis as primary policies, not contributing with or in excess of coverage which Landlord may carry.

          5.2.2 Tenant's obligations to carry the insurance provided for above may be brought within the coverage of an "umbrella" policy or policies of insurance carried and maintained by Tenant; provided, however, that such policy or policies shall (i) have limits of not less than $5,000,000,
     (ii) name Landlord and any mortgagee or beneficiary of Landlord as additional insureds as their interests may appear, and (iii) provide that the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policies. Tenant agrees to permit Landlord at all reasonable times to inspect any of Tenant's insurance policies which have not been delivered to Landlord.

          5.3 Subrogation-Waiver. Landlord (for itself and its insurer) hereby waives any rights, including rights of subrogation, and Tenant (for itself and its insurer) hereby waives any rights, including rights of subrogation, each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, to their respective property , the Premises or its contents that are caused by or result from risks insured against under any insurance policies carried by the parties hereto and in force at the time of any such damage. The foregoing waivers of subrogation shall be operative only so long as available in the jurisdiction

                              14




                                                    CONFI DENTIAL



where the Premises are located and so long as no policy of insurance is invalidated thereby.

          5.4 Payment of Insurance. Should Tenant fail to obtain the insurance policies required hereunder, or pay the premiums due for the insurance policies required hereby, Landlord shall have the right, but not the obligation, to pay the same, in which case Tenant shall repay such amount plus any penalties or additional amounts resulting therefrom to Landlord within 5 days after receipt of a bill therefor.

          5.5 Insurance Use Restrictions. Tenant shall not carry any stock or goods or do anything in, on or about the Premises which will substantially increase the insurance rates upon the building of which the Premises are a part.

          5.6  Indemnification.

          5.6.1 Subject to Subsection 5.6.3 below. Tenant shall indemnify Landlord for, defend Landlord against, and save Landlord harmless from any liability, loss, cost, injury, dam- age or other expense or risk whatsoever that may occur or be claimed by or with respect to any person(s) or property on or about the Premises and resulting directly or indirectly from:

          (a) the use, misuse, occupancy, possession or disuse of the Premises by Tenant or other persons claiming through or under Tenant, or their respective agents, employees, licen-sees, invitees, guests or other such persons;

          (b)  the condition of the Premises;

          (c) any work or thing done by Tenant. its employees, agents or licensees, in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises (other than work by Landlord);

          (d)    any   use,  possession,  occupation,  operation,
     maintenance or management of the Premises or any part thereof;

          (e) any failure to properly use, possess, occupy, operate maintain or manage the Premises or any part thereof;

          (f)   the condition, including environmental conditions
     (unless such conditions were pre-existing or caused by a party other than Landlord or Tenant) of the Premises or any part thereof;

          (g)  any negligence on the part of Tenant or any of its
     agents,   contractors,  servants,  employees  licensees   or
     invitees;

          (h) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto; or

          (i) any failure on the part of Tenant to perform or comply with any of the covenants. agreements, terms or conditions contained in this Lease on its part to be per-formed or complied with.

          5.6.2     [lntentionallyOmitted]


                                        15



                                                     CONFIDENTIAL

          5.6.3 Landlord shall indemnify and save Tenant harmless from and against any and all claims, demands, actions, damages, liability and expense in connection with the loss, damage, or injury to persons or property whether for injuries to persons or loss of life, or dam- age to property, arising in connection with the gross negligence or intentional misconduct of the Landlord, Landlord's agents, employees, or contractors.


                            ARTICLE 6


                     MAINTENANCE AND REPAIRS


     6.1  Tenant's Obligations.
          6.1.1 At its sole cost and expense, Tenant shall maintain in good repair, order, and serviceable condition, the Premises and every part thereof, including, without limitation, every part of the interior and exterior portions of the Building, including its roof, walls, all windows, doors, storefronts, plate glass, interior walls, and structural elements thereof and all painting thereof; all plumbing, ventilation, heating, air conditioning, and electrical systems and equipment in, on. or exclusively serving, the Premises; and all exterior improvements including, without limitation, landscaping, light poles, signage and parking lot areas which are part of the Premises. Subject to Landlord's satisfaction of the conditions set forth in Section 6.2.1, Tenant shall not make any claim or demand upon or bring any action against Landlord for any loss, cost, injury, damage or expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof.

     6.2 Landlord's Obligations. Excepting Landlord's duties and obligations under Article 15 hereof, Landlord shall have no obligation to repair and maintain the Premises, nor any improvements or equipment thereon, whether interior or exterior, structural or nonstructural, ordinary or extraordinary. Except as otherwise provided in this Lease, Tenant expressly waives the benefit of any statute or law now or hereafter in effect which would otherwise afford Tenant the right to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition, and repair, or the right to repair and offset the cost related thereto against rent.

     6.2.1. Landlord shall obtain in the name of Tenant and Landlord warranties, to the extent available, on all materials, fixtures, and equipment incorporated in or on the Premises (the "Warranties"). Further, in the event Tenant is not deemed a third-party beneficiary or a direct assignee of the contract(s) Landlord enters into with its contractors ("Landlord's Contractor's") in connection with Landlord's Work, Landlord shall take such action as may be reasonably necessary to enable Tenant to make any demand upon or claim upon or bring any action against Landlord's Contractors (i) for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof or (ii) to enforce the Warranties.

     6.3 Landlord's Rights.
          6.3.1 If Tenant refuses or neglects to make repairs or maintain the Premises, or any part thereof, in a manner reasonably satisfactory to Landlord or Ground Lessor, without prejudice to any other remedy Landlord may have hereunder, upon giving Tenant 10 days prior written notice (except in the event of an emergency), Landlord, Ground Lessor or their respective mortgagees shall have the right to enter the Premises and perform such maintenance or make such repairs on behalf of" and for the account of Tenant. Should Landlord, Ground Lessor or their respective mortgagees so elect, Tenant shall pay the cost of such repairs, maintenance, or replacements within 5 days following receipt of a bill therefor. ! Tenant agrees to permit Landlord, Ground Lessor or their agents to enter the Premises, upon f reasonable notice to Tenant, during normal business hours to inspect the Premises.
                                   16


                                                    CONFI DENTIAL

          6.3.2 In such event, Landlord, Ground Lessor or their respective mortgagees shall comply with all restrictive covenants and rules and regulations affecting the Premises, if any, including making repairs, providing utilities and placement of signage. Landlord, Ground Lessor or their respective mortgagees shall also protect, indemnify and save harmless Tenant and Tenant's successors and assigns against and from all liabilities, obligations, damages, penalties, mechanic's liens, claims, costs, charges and expenses (including, without limitation, attorneys' fees and expenses) of whatever kind or nature, which may be imposed upon or incurred by or asserted against Tenant, its successors and assigns, directly or indirectly, by reason of Landlord's, Ground Lessor's or their respective mortgagees' entry onto the Premises and performance of such work.

          6.3.3 In performing any work at the Premises, Landlord shall minimize any disruption of the use of the Premises by Tenant and Landlord shall not unreasonably impair the access to the improvements, if any, constructed at the Premises. Notwithstanding the foregoing, pursuant to
     Section 15.01.B of the Ground Lease, Landlord and Ground Lessor shall not perform any work at the Premises during the period of time between Thanksgiving and Christmas.

          6.3.4 Pursuant to the terms of Section 15.01.C. of the Ground Lease, during the progress of any work in the Premises performed by Landlord or Ground Lessor, Landlord or Ground Lessor may keep and store thereon all necessary materials, tools, supplies and equipment at a reasonable location designated by Tenant. Neither Landlord nor Ground Lessor shall be liable for inconvenience, annoyance, disturbance, loss of business or damage of Tenant by reason of making such repairs or the performance of any such work which is performed in accordance with the requirements hereunder, or on account of bringing tools, materials, supplies and equipment into the Premises during the course thereof, except to the extent caused by the gross negligence or intentional misconduct of Ground Lessor, Landlord, their employees, contractors or invitees and the obligations of Tenant under this Lease shall not be affected thereby.

                            ARTICLE 7

                           ALTERATIONS

     7.1 Consent to Alterations. Tenant may make any interior non-structural Alterations to the Premises that Tenant, in its sole discretion, deems advisable; provided, however, that if the aggregate cost of any such Alteration exceeds $100,000, Tenant shall deliver to Landlord a written notice describing such Alteration, together with copies of all architectural plans and specifications relating to any such Alteration. Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant may, at its sole cost and expense, make any Alterations to the Premises as it may find necessary or convenient for its purposes. Notwithstanding the foregoing, Landlord's consent with respect to any structural Alterations to the Premises, including the foundations, structural walls, roof, roof membrane, utilities and/or building systems, may be conditioned upon Tenant's removing any such Alterations upon the expiration or termination of the Lease Term and restoring the Premises to the condition which existed on the date Tenant took possession, subject to normal wear and tear.

     7.2 Removal of Alterations. Except as set forth in Subsection 7.2.1 below, all Alterations made on the Premises shall become the property of Landlord at the expiration or termination of the Lease Term and shall be surrendered with the Premises.

     7.2.1 All signs, furnishings, trade fixtures, inventory , equipment and other removable property, including Tenant's satellite dish and Tenant's vault, installed in or on the Premises by Tenant, shall remain the personal property of Tenant, shall not be subject to any Landlord's lien or lien or security interest against the property of Landlord, and shall be removed


                                   17



                                                     CONFIDENTIAL

by Tenant not later than fifteen (15) days after the termination or expiration of this Lease, pro- vided that Tenant shall repair any damage caused by removal of its vault or which is 'structural in nature. If, however, any such personal property of Tenant is not removed on or before the fifteenth day following the termination of this Lease, such property shall be deemed abandoned.

     7.3 Alterations Required by Law. Subsequent to Tenant's acceptance of Landlord's delivery of the Premises, Tenant shall, at its sole cost and expense, make any Alteration, structural or otherwise, to or on the Premises, or any part thereof, which may be necessary or required by reason of any law, rule, regulation, or order promulgated by competent government authority.

     7  .4       General Conditions Relating to Alterations.  Any
Alteration shall be subject to the following conditions:

          7.4.1      No  Alteration  shall  be  undertaken  until
     Tenant shall have procured and paid for all required permits
     and   authorizations  of  all  municipal   departments   and
     governmental subdivisions having jurisdiction.

          7.4.2     [Intentionally Omitted]

          7.4.3 Any Alteration shall be made promptly and in a good workmanlike manner, by properly qualified and licensed personnel, and in compliance with all applicable permits and authorizations and building and zoning laws and all laws, and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Premises.

          7.4.4 No Alteration shall tie-in or connect the Premises or any improvements thereon with any property outside the Premises without the prior written consent of Landlord.

          7.4.5 No Alteration shall reduce the value of the Premises or impair the structural integrity of any building comprising a part of the Premises.

     7.5 Liens In connection with Alterations or otherwise, Tenant shall do all things reasonably necessary to prevent the filing of any liens or encumbrances against the Premises, or any part thereof, or upon any interest of Landlord or any mortgagee or beneficiary under a deed of trust or any ground or underlying lessor in any portion of the Premises, by reason of labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien or encumbrance shall at any time be filed against all or any portion of the Premises, Tenant shall either cause same to be discharged of record within 30 days after the date of filing of same or, if Ten- ant in good faith determines that such lien should be contested, Tenant shall either (i) bond over such lien in accordance with applicable law, or (ii) furnish such security as Landlord shall deter- mine to be necessary and/or required to prevent any foreclosure proceedings against all or any portion of the Premises during the pendency of such contest. If Tenant shall fail to discharge or bond over such lien or encumbrance or fail to furnish such security within such period, then, in addition to any other right or remedy of Landlord resulting from said default of Tenant, Landlord and/or Ground Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is or may be, prescribed by law, and Tenant agrees to reimburse Landlord and/or Ground Lessor within 5 days after demand for all costs, expenses, and other sums of money spent in connection therewith. Notwithstanding anything else herein to the contrary, Tenant shall not have the power to subject the interests of Ground Lessor in the Premises or any part thereof to any mechanics, laborer's or materialmen's lien or any other lien of any kind.
                                   18



                                                     CONFIDENTIAL
     7.6 Signs. Tenant shall have the right to install and maintain a sign or signs on all fascia of the Premises. In addition, Tenant shall have the right to install a sign on the rear of the Premises, so long as all such signs comply with all requirements of (i) appropriate governmental authorities and (ii) agreements or restrictions of record (or disclosed to Tenant before its execution of this Lease) running with the Premises, and all necessary permits, licenses or approvals required by agreements or restrictions identified in item (ii) of the sentence; shall be obtained by Tenant. Tenant shall maintain its signs in good condition and repair at all times, and shall save Landlord harmless from injury to person or property arising from the erection and maintenance of said signs. Upon vacating the Premises, Tenant shall remove all signs and repair all damage caused by such removal. Landlord covenants and warrants that it has approved Tenant's signs and the Sign Drawings attached hereto as Exhibit "D" prior to or simultaneously with its execution of this Lease.

                            ARTICLE 8

           DAMAGE, DESTRUCTION, OBLIGATION TO REBUILD

     8.1 Obligation to Rebuild. If any portion of the Premises is damaged or destroyed by fire or other casualty, Tenant shall forthwith give notice thereof to Landlord. Tenant shall promptly obtain an estimate from a licensed architect or contractor of the cost to complete such repair, restoration, rebuilding or replacement. At its sole cost and expense, Tenant shall promptly repair, restore, rebuild or replace the damaged or destroyed improvements, fixtures or equipment, and complete the same as soon as reasonably possible, to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by law. In such event, Landlord shall (to the extent and at the times the proceeds of the insurance are made available to Landlord, and only so long as Tenant is not in default under this Lease), reimburse Tenant for the costs of making such repairs, restoration, rebuilding and replacements as they are completed, but not more often than once each month, upon receipt of a written request therefor. Such request shall be accompanied by a certification from Tenant's architect certifying the completion of the work for which reimbursement is being requested. To the extent, if any, that the insurance proceeds made available by Landlord are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, Tenant shall pay the remainder. In the event that Tenant elects to terminate this Lease and the insurance proceeds are less than the amount of the unpaid rent under the Ground Lease for the balance of the Ground Lease term, Tenant agrees to pay the difference to Landlord in cash (or cash equivalent) within thirty (30) days after receipt of a bill from Landlord. The provisions of Article 8 shall be governed by
Article 17 of the Ground Lease.

     8.1.1 Notwithstanding the foregoing, and pursuant to the terms of Section 17.04 of the Ground Lease, in the event Tenant is unable to complete such repairs, restoration, rebuilding and replacements, because of its inability to obtain any necessary governmental approvals, authorizations or permits, despite Tenant's diligent pursuit of same, 360 calendar days from the date of such fire or casualty (such period not to include unreasonable delays caused by Tenant), Landlord and/or Ground Lessor may, (a) terminate this Lease, or (b) raze (or cause to be razed) any improvements on the Premises, rough grade (or cause to be rough graded) the land on which the improvements had been built and restore (or cause to be restored) the cleared area to either a hard surface condition or a landscaped condition until a replacement building is erected, if ever, in accordance with the terms of this Lease and the Ground Lease. Tenant shall have the option to terminate this Lease. In the event Tenant elects to so terminate, and the insurance proceeds are less than the amount of the unpaid Rent under the Ground Lease for the balance of the Ground Lease Term, Tenant agrees to pay to Landlord the difference, if any, between the insurance proceeds received by Landlord and the Unamortized Premises Cost in cash or cash equivalent.
                                   19


                                                     CONFIDENTIAL


     8.2 Casualty During Last Two (2) Years. Notwithstanding anything to the contrary in this Article 8, if the Premises is damaged or destroyed by fire or other casualty during the last two (2) years of the Initial Term or the then-running Renewal Term such that fifty percent (50%) of the Premises is rendered unusable by Tenant, Tenant may elect not to rebuild and to terminate this Lease; provided that Landlord shall receive insurance proceeds in the full amount of the casualty loss and the difference, if any, between the insurance proceeds received by Landlord and the Unamortized Premises Cost.

     8.3 Abatement of Rent. In the event that fifty percent (50%) or more of the leaseable area of the Premises should be rendered untenantable by fire or other casualty, Tenant shall be entitled to abatement of rent from and after such fire or other casualty. Tenant agrees that in the event of such abatement of rent, Tenant shall pay over to Landlord all proceeds of its business interruption insurance which constitute payment under such policy for lost rent or rent interruption. Except as provided in the preceding sentence, in the event of destruction of the Premises or any part thereof which is less than fifty percent (50%) of such leaseable area, there shall be no abatement of rent or of any other obligation of Tenant hereunder by reason of such damage or destruction.

     8.4 Tenant's Liability. Notwithstanding any other provision of this Lease to the contrary, if Tenant terminates this Lease pursuant to 8.1.1, 8.2 or 9.2, Tenant shall pay to Landlord the Balance of the Ground Lease Rent for the remainder of the Term of this Lease.

                            ARTICLE 9

                         EMINENT DOMAIN

     9.1 Total Taking. If the entire Premises is taken under the power of eminent domain by any public or quasi-public authority (a "Taking" or "Taken" if referred to in the past tense), this Lease shall terminate as of the date of such Taking. Upon Tenant's payment to Landlord of all rents accruing through such date, Landlord and Tenant shall each thereafter be released from any further liability accrued under this Lease. In the event that Tenant shall have paid any rent for any period beyond the date of such Taking, Landlord shall reimburse the same, pro rata.

     9.2 Partial Taking. Landlord agrees, immediately after learning of any appropriation or Taking, to give to Tenant notice in writing thereof (the "Taking Notice"). In the event that (i) more than 25% of the Gross Leasable Area of the Premises, including the parking area serving the Premises, is Taken, (ii) by reason of any appropriation or Taking, regardless of the amount so Taken, the remainder of the Premises is not one undivided parcel of property, or (iii) as a result of any Taking, regardless of the amount so Taken, the remainder of the Premises is rendered unsuitable for the continued operation of Tenant's business, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of the Premises, by giving the other notice of such election within 30 days after receipt by Ten- ant of the Taking Notice. In the event of such termination, upon Tenant's payment to Landlord of all rents accruing through such date, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder. If both parties elect not to terminate this Lease, Tenant shall remain in that portion of the Premises not so Taken and Tenant, at Tenant's sole cost and expense, shall restore the remaining portion of the Premises as soon as possible to a complete unit of like quality and character as existed prior to such Taking. Provided the same does not exceed the amount of compensation award Landlord receives for a partial taking of the Premises Landlord agrees to reimburse Tenant for the cost of restoration of the Premises. So long as this Lease is not terminated in the manner provided above, there shall be an equitable adjustment of the rent payable by Tenant hereunder by reason of such partial Taking. Tenant hereby waives any statutory rights of termination which may arise by reason of any partial Taking of the Premises.

                                   20


                                                     CONFIDENTIAL


     9.3 Distribution of Award. The entire award or compensation in such eminent domain proceeding, whether for a total or partial Taking or for diminution in the value of the lease- hold or for the fee shall be distributed to Landlord. However, Tenant may apply for award of the value of Tenant's personal property loss of income, relocation costs, improvements and the value of the leasehold interest created hereby, according to the law in effect in the jurisdiction where the Premises is located, so long as such award does not diminish the value of Landlord's award. In the event that a separate award is not made to Tenant, Tenant shall be entitled to share in any award made to Landlord, as long as Landlord first receives the fair market value of the real property upon which the Premises is located plus the Unamortized Premises Cost, but in no event shall Tenant's share of the award exceed 40% of Landlord's award.

                           ARTICLE 10

                    ASSIGNMENT AND SUBLETTING

     10. 1     Right of Assignment and Subletting.

          10.1.1 All rights of assignment and/or subletting shall be governed by Article 18 of the Ground Lease. Tenant shall have the free right to assign this Lease or sublet the Premises provided Tenant remains liable under this Lease and provided that the proposed assignee's intended use does not violate any protected, exclusive or restricted uses then in effect with respect to the Premises to any of the following "Permitted Transferees"): (i) any successor corporation or other entity resulting from a merger or consolidation of Tenant; (ii) any purchaser of all or substantially all of Tenant's Assets; (iii) any entity (including a joint venture or limited partnership) which controls, is controlled by, or is under common control with Tenant; (iv) to an affiliate or franchisee of Tenant. Tenant shall give Landlord thirty (30) days prior written notice of such assignment or sublease. Any such Permitted Transferee shall assume in writing all of tenant's obligations under this Lease. Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under this Lease. Notwithstanding the foregoing, Tenant shall not mortgage, pledge or hypothecate this Lease or Tenant's interest in and to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord (or Ground Lessor, as the case may be) shall consent to an assignment of hits Lease provided the assignee shall (a) operate the Premises with the use permitted under the Ground Lease which does not conflict with the primary use of any of the tenants of the Shopping Center at the time of the assignment; (b) have a tangible net worth at least equal to $20 million; (c) a national or regional retail operator; and (d) agree in writing for the express benefit of Landlord and Ground Lessor assume all of the duties and provisions of the Lease required of Tenant hereunder. Such consent shall not operate to relieve Tenant from liability hereunder and Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance of all of Tenant's other obligations under this Lease.

          10.1.2 Any permitted assignee, subtenant, transferee, licensee, concessionaire, or mortgagee shall be bound by, and shall assume, and perform all of the terms, covenants, and conditions of this Lease and the Ground Lease from and after the date of any such transfer.

     10.2      No Release of Tenant.

          10.2.1 No assignment shall release Tenant of its obligation, or alter the primary liability of Tenant, to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision hereof. In the event of default in the performance of any of the terms hereof by any assignee of Tenant or any successor tenant, Landlord may, subject to its duty to mitigate and take all reasonable efforts to relet the Premises, proceed directly against
                                   21




                                                     CONFIDENTIAL

     Tenant without the necessity of exhausting remedies against such assignee. Landlord may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Tenant, upon notice to Tenant, or any successor of Tenant. After obtaining Tenant's or such successor's consent thereto, such action shall not relieve Tenant of liability under this Lease.

          10.2.2 Notwithstanding the foregoing subsection, in the event of an assignment otherwise in compliance with this Article, Landlord may, but shall have no obligation to, release Tenant from its primary liability under this Lease. To seek such release, Tenant shall submit a written request to Landlord therefor, together with the following information for the proposed assignee: name; most recently prepared annual and quarterly financial statements (including a balance sheet and an income statement); and a description of the length and nature of the ex- perience of the proposed assignee and its principals (if a closely held entity) in. the business proposed to be conducted by the assignee on the Premises. Should Landlord consent to such release, Landlord shall so notify Tenant in writing.

                           ARTICLE 11

                        DEFAULT; REMEDIES

     11.1 Default. The occurrence of anyone or more of the following events shall constitute a default by Tenant under this
Lease:

          11.1.1     [Intentionally Omitted]

          11.1.2 The failure by Tenant to make any payment of Minimum Monthly Rent, Additional Rent, Ground Lease Rent or any other payment required to be made by Tenant hereunder, where after written notice thereof from Landlord to Tenant, such failure shall continue for a period of 5 days. In the event of a default hereunder, Landlord ( or Ground Lessor, as the case may be) shall provide Tenant with written notice of such default two (2) times during each successive twelve
     (12) month period of the Lease Term and Tenant shall have an additional five (5) days to cure such default before Landlord shall exercise its remedies herein.

          11.1.3 Except as otherwise provided in this Lease, the failure by Tenant to ob- serve or perform any of the non-monetary covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant. If, however, the nature of Tenant's non- compliance is such that more than 30 days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion and completes the cure within ninety (90) days.

          11.1.4 Institution by or against Tenant qf .any bankruptcy, insolvency, reorganization, receivership or other similar proceeding involving the creditors of Tenant, which, if instituted against Tenant is not dismissed within 60 days after the commencement thereof.

          11.1.5 The issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or with respect to Tenant, all or substantially all of the assets of Tenant, or the Premises.

          11.1.6 Sale or other disposition by Tenant of any substantial portion of its assets or property.


                                   22



                                                     CONFIDENTIAL
          11.1.7 Bankruptcy, dissolution, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Tenant. In the event of bankruptcy by Tenant, this lease will be governed in accordance with the determinations of the Bankruptcy Court.

          11.1.8 Any statement, representation or information made or furnished by or on behalf of Tenant to Landlord in connection with this Lease shall prove to be materially false or misleading when made or furnished.

          11.1.9     Default of any of the terms  of  the  Ground
     Lease.

     11.2 Remedies. Upon the occurrence of a default by Tenant pursuant to the foregoing Subsection or otherwise under this Lease or the Ground Lease, Landlord may, at any time thereafter, with or without notice or demand and without limiting its' exercise of any right or remedy which Landlord may have by reason of such default:

          11.2.1 Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages permitted by applicable law.

          11.2.2 Maintain Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall continue in effect whether or not \ Tenant shall have vacated or abandoned the Premises. In such event, Landlord shall be entitled to enforce all of its rights and remedies under the Lease, including the right to recover the rent as it becomes due hereunder. Notwithstanding the foregoing, Landlord shall use reason-able efforts to mitigate its damages to the extent required by law.

          11.2.3 If, after taking possession of the Premises, Tenant defaults under this Lease, Tenant shall pay Landlord Minimum Monthly Rent until such time as Landlord relets the Premises, so long as Landlord makes all reasonable efforts to mitigate its damage and relet the Premises. Further, from the date Landlord relets the Premises until the expiration of the Term, or the then running Renewal Term, Tenant shall pay Landlord the present value, if any, of the difference between the then current fair market rental amount for the Premises (as determined by an independent appraiser) and the Minimum Monthly Rent. Present value shall be calculated based on a five percent (5%) discount per annum.

          11.2.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the jurisdiction where the Premises are located.

          11.2.5. Recover from Tenant, as an element of its damages, the remaining Unamortized Premises Cost, if any.

          11.2.6. Pursuant to the terms of Section 8.01 of the Ground Lease, if Tenant shall at any time fail to pay any Rent, Additional Rent, Ground Lease Rent or any other monies due and owing under the terms of this Lease or the Ground Lease, or if Tenant shall fail to take out, pay for, maintain or deliver any of the insurance policies or certificates of insurance as required, then Landlord, Ground Lessor or their respective mortgagee(s), without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or from any default by Tenant and without waiving Landlord's rights to take such action as may be permissible under this Lease or the Ground Lease as a result of an Event of Default, may (but shall be under no obligation to), after any notice required by this Lease:


                                   23


                                                     CONFIDENTIAL

               A.   Pay  any Rent, Additional Rent, Ground  Lease
                    Rent or any other monies due and owing under the terms of this Lease or the Ground Lease pursuant to the provisions hereof;

               B. Take out, pay for and maintain any insurance policies required hereby; or

               C. Make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided.

     11.3 Cumulative Remedies. Except as specifically provided herein to the contrary, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies provided in this Article or otherwise available at law or in equity.
     11.4 Breach of Ground Lease by Tenant. If for any reason, Tenant is notified by Ground Lessor of any breach by Tenant of the terms, covenants or conditions contained in the Ground Lease, Tenant hereby agrees immediately to notify Landlord in writing of said notice, stating therein the grounds for the claimed breach, said writing to be sent to Landlord in the most expeditious manner available. If, for any reason, Landlord is notified by Ground Lessor of any breach by Tenant of the terms, covenants or conditions contained in the Ground Lease, which by the terms of this Lease are the obligations of Tenant to perform, Landlord hereby agrees to immediately notify Tenant in writing of said notice stating therein the grounds for the claimed breach, said written notice to be sent to Tenant in the most expeditious manner avail- able. In either event, Tenant shall promptly cure said breach and promptly provide to Landlord written evidence of said cure.

     11.5 Breach of Ground Lease by Ground Lessor. Ground Lessor shall in no event be charged with default in the performance of any of its obligations under the Ground Lease unless and until Ground Lessor shall have received written notice from Landlord (or Tenant, as the case may be) specifying wherein Ground Lessor has failed to perform such obligation or remedy such default, and such default has not been cured after thirty
(30) days (or such additional time as is reasonably required to correct any such default) from Ground Lessor's receipt of such notice from Landlord (or Tenant, as the case may be). In the event of a default by Ground Lessor, Landlord and Tenant shall be entitled to pursue any and all remedies available to them at law or in equity, except as otherwise provided in the Ground Lease.

                           ARTICLE 12

      REPRESENTATIONS AND WARRANTIES; FINANCIAL REPORTING i

     12.1 Representations and Warranties. To induce Landlord to enter into this Lease, Tenant represents and warrants to Landlord as follows:

          12.1.1 This Lease is an enforceable obligation of Tenant.


          12.1.2 Tenant is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the Internal Revenue Code of 1986, as amended) : and the regulations promulgated thereunder).

          12.1.3 The financial statements of Tenant delivered to Landlord are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.


                                   24
                                                     CONFIDENTIAL

          12.1.4 There are no actions, suits or proceedings pending, or to the best of Tenant's knowledge, threatened, against or affecting it or the Premises which, if adversely determined, would materially impair the ability of Tenant to satisfy their obligations under or relating to this Lease.

          12.1.5 Tenant is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement, which, either individually or in the aggregate, would adversely affect the financial condition of Tenant, or the ability of Tenant to perform its obligations hereunder, or comply with the terms of this Lease.

     12.2 Financial Statements. Tenant has furnished certain financial statements to Landlord which completely and accurately present the financial condition of Tenant on the dates thereof. There has been no material adverse change in business, property or condition of Ten- ant since the date of such financial statements. Tenant is not insolvent within the meaning of Section 548(a)(2)(B) of the United States Bankruptcy Code or any other federal or state law using or defining such term, and will not be rendered insolvent by the transactions contemplated by this Lease.

                           ARTICLE 13

                     [Intentionally Omitted]



                           ARTICLE 14

                     [Intentionally Omitted]



                           ARTICLE 15

                          CONSTRUCTION

     15.1 Permits. Tenant shall use diligent efforts to obtain all necessary governmental and quasi-governmental permits and approvals (collectively the "Permits") on or before the expiration of the Permitting Period. Once Tenant has secured all necessary Permits, it shall provide Landlord with written notice (the "Permit Approval Notice"). If, however, despite its diligent efforts, Tenant is unable to obtain the Permits on or before the thirtieth (30th) day following the expiration of the Permitting Period, either party may terminate this Lease by giving the other written notice of such termination.

     15.2 Landlord's Work. Upon receipt of Tenant's Permit Approval Notice, Landlord shall construct the Premises and related improvements on the Premises Site on a turnkey basis at no cost to Tenant, in accordance with the Plans and Specifications attached hereto as Exhibit "C" and in accordance with the zoning, building, environmental, health and safety codes of the governmental units in which the Premises are situated
("Landlord's Work'). Landlord's Work shall be substantially completed, excepting Punchlist Items (as hereinafter defined), and pos- session of the completed Premises shall be delivered to Tenant for the commencement of Ten- ant's Work within the Construction Period, delays due to Force Majeure events excepted. Conditioned upon Tenant's providing Landlord reasonable assurance that Tenant's placement of a satellite dish on the roof of the Premises will not void applicable roof warranties, Tenant shall have the right to install on the roof of the Premises a satellite dish in accordance with plans and specifications set forth on Exhibit "C". Landlord shall follow all pre-construction and construction insurance requirements set forth in Article 7 of the Ground Lease.

     15.3 Delivery Date Notice. Landlord shall give Tenant written notice of the Delivery Date not less than ten (10) days before the Delivery Date (the "Delivery Date Notice"). Upon receipt of Landlord's Delivery Date Notice, Tenant shall have access to the Premises for inspection and performance of Tenant's Work. In no event shall Tenant be required to accept delivery


                                        25


                                                     CONFIDENTIAL
of the Premises unless and until all conditions to the occurrence of the Delivery Date have been satisfied. Landlord and Tenant shall abide by the terms of Article 3 of the Ground Lease, including all provisions relating to Inspection Period and Notice of Objection.
     15.4 Punchlist Work. Notwithstanding anything to the contrary in this Lease, within five (5) days after Landlord has provided Tenant with the Delivery Date Notice, Tenant and a representative of Landlord, at a mutually agreeable time, shall inspect the Premises and shall compile a list of items which have not been completed as required in Exhibit "C" (the "Punchlist Items"). Tenant shall have the right to supplement the Punchlist Items during the first forty-five (45) days following the Delivery Date. Landlord shall use reasonable efforts to complete the Punchlist Items by the Delivery Date or within forty-five
(45) days after Landlord's receipt of a supplemental list of Punchlist Items, as the case may be. Upon Landlord's completion of all Punchlist Items, Tenant shall be deemed to have accepted and taken possession\ of the Premises and Landlord shall have no further obligation with respect to the construction of the Premises.

     15.5 Pre-Completion Acceptance. If the Delivery Date has not occurred within the Construction Period, Tenant shall have the right, but shall not be obligated, to accept delivery of the Premises, without relieving Landlord of any obligation to fully complete Landlord's Work. If Tenant accepts delivery of the Premises prior to the completion of Landlord's Work, Landlord shall complete Landlord's Work, including any Punchlist Items, as soon as possible, and in so doing shall not interfere, and shall cause its contractors not to interfere, with the fixturing, furnishing, equipping and stocking of the Premises by Tenant and its contractors. Notwithstanding the foregoing, once (i) Tenant has taken possession of the Premises and Landlord has completed Landlord's Work, (ii) all Punchlist Items have been completed, and (iii) all warranties have been assigned to Tenant, Landlord shall have no further construction obligations hereunder.

     15.6 Failure to Deliver. Notwithstanding any provision of this Lease to the contrary, if the Delivery Date has not occurred within the Construction Period (delays due to the occurrence of Force Majeure events excepted) Tenant shall have the right, in addition to and not in lieu of any and all other rights and remedies available at law or equity, to cancel this Lease by giving written notice to Landlord at any time thereafter but before the Delivery Date (the "Notice of Cancellation"). Tenant must provide its Notice of Cancellation to Landlord within thirty (30) days following the Construction Period. If Tenant fails to provide a Notice of Cancellation within such thirty (30) day period, Tenant shall be deemed to have waived its right to cancel pursuant to this Section 15.6. If Tenant provides timely Notice of Cancellation, Tenant shall be relieved of all obligations hereunder and shall not be liable to Landlord in damages or otherwise.

     15. 7 Liquidated Damages. In the event Landlord does not deliver the Premises to Tenant in the condition as herein required by the end of the Construction Period, Landlord shall pay to Tenant the sum of Two Hundred Dollars ($200.00), for each day between the last day of the Construction Period and the Delivery Date, or, if Tenant exercises its right to cancel for Landlord's failure to deliver, for each day between the last day of the Construction Period and Tenant's Notice of Cancellation (delays due to the occurrence of Force Majeure events excepted). If Landlord fails to pay Tenant as aforesaid, then Tenant shall have the right (without limiting any other right or remedy of Tenant) to deduct such amount from rent and other payments due Landlord. The liability of Landlord under this Section shall be in addition to all other claims which Tenant may have against Landlord. Landlord agrees that the amount provided for in this Section constitutes a reasonable estimate of the damages that Tenant is likely to incur in the event of a breach by Landlord as herein provided, and shall not constitute a penalty.





                                   26



                           ARTICLE 16
                       GENERAL PROVISIONS
                                                    CONFI DENTIAL

     16.1        Quiet  Enjoyment.  Subject  to  the  terms   and
conditions of this Lease, Tenant shall have the quiet and peaceful possession of the Premises.

     16.2 Definition of Rent. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, without limitation, the Taxes, insurance premiums and other Additional Rent payable hereunder shall be deemed to be "rent".

     16.3 Subordination. This Lease shall be subordinate to any superior lease, mortgage, deed of trust, or any other hypothecation or security now existing or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Tenant hereby agrees, upon Ground Lessor or Landlord's request, to execute and deliver to Ground Lessor, Landlord and their respective lender(s), as the case may be, a subordination, non-disturbance and attornment agreement in the form prescribed by such lender(s) with respect to any such superior lease, mortgage, deed of trust, hypothecation, or security; provided, however, that no such instrument shall expand Tenant's obligations under this Lease. Ground Lessor and Landlord agree to obtain a non-disturbance and attornment agreement from the holder of any mortgage given with respect to the Premises, existing at the time of the execution of this Lease or the recording of a Memorandum Lease or at such other times as may be reasonably requested by Tenant.

          16.3.1 It is a condition of the subordination provisions of Section 16.3 above, that Ground Lessor and Landlord shall procure from any such mortgagee an agreement in writing, which shall be delivered to Tenant, providing in substance that
(i) so long as Tenant shall faith- fully discharge the obligations on its part to be kept and performed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default or foreclosure under such mortgage, and that the mortgagee agrees that this Lease shall remain in full force and effect even though Default in and foreclosure under the mortgage may occur, and (ii) such mortgagee shall permit insurance proceeds or condemnation awards, as the case may be, to be used for any restoration and repaid required by the provisions of this Lease as set forth in Sections 8 and 9. The word "mortgage" as used herein means (i) any lease of land only or of land and buildings in a sale-lease-back transaction involving all or any part of the Premises, or (ii) any mortgage, deed of trust or other similar security instruments constituting a lien upon all or any part of the Premises, whether the same shall be in existence as of the date hereof or created hereafter, and any modifications, extensions, renewals and replacements thereof. "Mortgagee" as used herein means a party having the benefit of a Mortgage, whether as lessor, mortgagee, trustee or note-holder.

          16.3.2 No change in ownership of all or any portion of the Premises, or assignment of this Lease, or the rentals provided for herein, shall be binding upon Tenant for any purpose until after Tenant has been furnished with evidence, including a photocopy or certified copy of deed or assignment, showing change in ownership, or assignment.

          16.3.3 In the event Tenant receives a written notice from any party claiming a collateral interest in this Lease or in the rentals hereunder and, by reason thereof, a present en-titlement to collect the rentals under this Lease, Tenant shall have the right to either (i) subject to such party's providing Tenant with a copy of the instrument pursuant to which it claims such entitlement and to such claim being plausible on the face of such instrument, pay such rentals to such party, which payment shall satisfy any and all liabilities of Tenant to Landlord with respect to such payment without obligation on the part of Tenant to make further inquiry, or (ii) withhold such rentals pending the determination by a court of competent jurisdiction of the entitlement thereto.
                                   27





                                                     CONFIDENTIAL



     16.4 Surrender of Premises. Except for changes resulting from eminent domain proceedings, at the expiration or sooner termination of the Lease Term, Tenant shall surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. At such time Tenant shall remove all of Tenant's equipment, vault, machinery, trade fixtures, satellite dish, and other personal property, as welI as any Alterations or improvements, if reasonably requested to do so by Landlord, and shall repair any damage to the Premises caused thereby. Any or all of such property not so removed shall become, at Landlord's option, the exclusive property of Landlord or be disposed of by Landlord, at Tenant's sole cost and expense, without further notice to or demand upon Tenant. Should Tenant shall fail to pay the cost of any such repair, Landlord may do so and Tenant shall reimburse Landlord for the amount thereof within 5 days after' receipt of a bill therefore. If Tenant shall so surrender the Premises, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding occupant founded on such de- lay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

          16.4.1 Tenant shall have the right, on or before the date it vacates the Premises, to place a sign at the front of the Premises, in a place visible to Tenant's customers, directing such customers to another of Tenant's stores and/or providing Tenant's customers with a telephone number as long as such signage does not violate (i) applicable laws, ordinances, orders, rules or regulations of any governmental authority, or (ii) covenants running with the Premises. Tenant shall be entitled to leave said sign at the front of the Premises until the earlier to occur of (i) three months after Tenant vacates the Premises, or (ii) the date a new tenant opens for business in the Premises.

     16.5 Estoppel Certificates. Each party (each a "Responding Party") under this Lease or the Ground Lease shall, at any time upon not less than 10 days prior written notice from the other party (each a "Requesting Party"), execute, acknowledge, and deliver to the Requesting Party a statement in a form prescribed by Landlord certifying and acknowledging the following: (i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Minimum Monthly Rent and other charges are paid in advance, if any; and
(ii) that there are not, to the Responding Party's knowledge, any uncured defaults or, on the part of the Requesting Party, specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the Requesting Party.

     16.6 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     16.7 Entire Agreement. This Lease constitutes the entire agreement between Land- lord and Tenant and supersedes all prior agreements between them with respect to Premises, whether written or oral.

     16.8 Notices. No notice given or required to be given under the terms of this Lease or the Ground Lease shall be effective unless given to each of Ground Lessor, Landlord or Tenant by the others. Any notice required or permitted to be given hereunder shall be in writing and may be given by facsimile, personal delivery, certified mail, return receipt requested or by nationally recognized overnight courier service delivered at the FAX numbers or addresses for
                                        28




                                                     CONFIDENTIAL
each set forth in the Fundamental Lease Provisions or in the Ground Lease. Each party may by notice to the others specify a different FAX number of address for notice purposes. A copy of all notices required or permitted to be given to each party hereunder shall be concurrently transmitted to such additional party or parties at such addresses as the party to this Lease may from time to time hereafter designate by notice.

     16.9 Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent default by Tenant of the same of any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Ten- ant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding de- fault by Tenant hereunder, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such rent.

     16.10 Recording. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge, and deliver to the other a "short form" memorandum of this Lease for recording purposes. Such memorandum shall be in the form reasonably prescribed by Landlord. In addition, any termination agreement shall be similarly recorded, which agreement shall survive the termination of this Lease.

          16.10.1 At the time that the Commencement Date of the term of this Lease is firmly established, the parties shall promptly enter into a Supplemental Lease Agreement, set-ting forth the actual commencement and expiration of the Initial Term and any extensions thereof and describing the Premises, but containing no further provisions of this Lease. Such Supplemental Lease Agreement may be recorded by either party .If the Commencement Date is firmly established before a short form lease or memorandum of lease has been executed by the parties, the short form lease or memorandum of lease and the Supplemental Lease Agreement may be consolidated into a single recordable document.

     16.11 Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of the Lease Term, such occupancy shall be a tenancy from month-to-month upon all the provisions of this Lease pertaining to the obligations of Tenant. Tenant shall thereby waive its rights of notice to quit, but Tenant's right as to any Renewal Term shall terminate. The monthly rent due during such hold-over period shall be equal to 150% of the Minimum Monthly Rent then in effect, and Tenant shall continue to be obligated to pay all Additional Rent and other amounts required to be paid by the terms of this Lease. Notwithstanding the foregoing, in the event that Landlord and Tenant are engaged in good faith negotiations for a new lease at the expiration or termination of the Lease Term, Tenant's continuing possession shall not constitute holding over for so long as such negotiations continue. However, Landlord shall, in its sole discretion have the right to notify Tenant in writing, that Landlord elects to terminate such negotiations Thirty (30) days after Tenant's receipt of such notice the monthly rent due thereafter shall be equal to 150% of the Minimum Monthly Rent then in effect.

     16.12 Choice of Law. The laws of the jurisdiction in which the Premises are located shall govern the validity, performance, and enforcement of this Lease.

     16.13 Attorneys' Fees. Should either party institute any action or proceeding to enforce any provision hereof or for a declaration of such party's rights or obligations hereunder, the prevailing party shall be entitled to receive from the losing party such amounts as the court may adjudge to be reasonable attorneys' fees and expenses for services rendered to the party prevailing in any such action or proceeding. Such fees shall be deemed to have accrued upon the

                                   29


                                                     CONFIDENTIAL


announcement   of  such  action  or  proceeding  and   shall   be
enforceable whether or not .such ac- tion or proceeding is prosecuted to judgment.

     16.14 Waiver of Jury Trial. LANDLORD AND TENANT EACH HEREBY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT AGAINST THE OTHER ON ANY MATTERS ARISJNG OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT AND/OR TENANT'S USE OR OCCUPANCY OF THE PREMISES.

     16.15 Liability of Landlord. In the event of any sale or other transfer of Landlord's interest in the Premises, Landlord shall be relieved of all liabilities and obligations of Landlord hereunder arising after the date of such transfer. Notwithstanding anything contained herein to the contrary, Landlord shall have no personal liability in respect of any-of the terms, covenants, conditions or provisions of this Lease, and in the event of a breach or default by Landlord of any of its obligations under this Lease. Tenant and any persons claiming by, through or under Tenant shall look solely to the equity of the Landlord in the Premises for the satisfaction of Tenant's and/or such persons' remedies and claims for damages.

     16.16 No Merger. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Premises, or any part thereof, by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly
(i) this lease or the leasehold estate created by this Lease or any interest in this Lease or in any such leasehold estate, and
(ii) any such other estate or interest in the Premises or any - part thereof. No such merger shall occur unless and until all persons, corporations, firms and other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created by this Lease; and (2) any such other estate or interest in the Premises, or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

     16.17 Interpretation. The captions by which the Articles and Sections of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, singular numbers shall include the plural, the plural shall refer to the singular, the neuter gender shall include the masculine and feminine genders, and the terms "Landlord" and "Tenant" and "person" shall include corporations, limited liability companies, partnerships, associations, other legal entities, and individuals.

     16.18 Relationship of the Parties. Nothing in this Lease shall create a partnership, joint venture, employment relationship, borrower and lender relationship, or any other relationship between Landlord and Tenant, other than the relationship of landlord and tenant.

     16.  19    Successors. This Lease shall be binding upon  and
inure  to  the benefit of the parties hereto and their respective
personal  and  legal  representatives,  heirs,  successors,   and
assigns.

     16.20 Modifications. This Lease may not be altered, amended, changed, waived, terminated, or modified in any manner except by a written instrument executed by Landlord and Tenant.

     16.21 Brokerage Fees. Landlord and Tenant each represent and warrant that they have not employed a broker in connection with the execution of this Lease. Landlord and Ten- ant shall each indemnify and hold the other harmless from and against any claim or claims for brokerage or other commissions arising from such party having employed a broker contrary to its representation in this Section.


                                   30

                                                     CONFIDENTIAL

     16.22 Waiver of Redemption. To the extent permitted by law, Tenant hereby waives any and all rights of redemption with respect to this Lease. Tenant hereby waives any rights it may have to any notice to cure or vacate or to quit provided by any current or future law; pro- vided that the foregoing shall not be deemed to waive any notice expressly provided in this Lease.

     16.23 Not Binding Until Executed. This Lease does not constitute an "offer" and is not binding until fully executed and delivered by Landlord.

     16.24. Reasonable Consent. Wherever Landlord's consent or approval shall be required herein, such consent or approval shall not be unreasonably or arbitrarily withheld or delayed.

     16.25 No Continuous Operation. Notwithstanding anything contained in this Lease, expressly or impliedly, to the contrary, and notwithstanding the agreement herein contained for the payment by Tenant of rent, it is specifically and expressly understood and agreed that once Tenant has continuously conducted its business (such period shall include periods of non-operation if such non-operation is due to the occurrence of Force Majeure or events, holidays and other periods of time not within Tenant's schedule of normal business operations) in the Premises from the Commencement Date for a period of at least one (1) day, Tenant shall thereafter be under no duty or obligation, express or implied, to open, or thereafter to continuously conduct, its business in the Premises at any time during the Term. Without limiting the generality of the foregoing, Tenant shall have the right to close two partial days per year to take inventory and shall, at Tenant's option, be closed Thanksgiving Day, Christmas Day, New Years Day, and Easter. The terms of this provision shall be governed by the terms of Section 23.20 and 3.03(C) of the Ground Lease.

     16.26 If Tenant fails for more than ninety (90) consecutive days within any period of twelve (12) consecutive months to keep the Premises open and operating, then, as Landlord's exclusive remedy for such failure, Landlord may terminate this Lease upon thirty (30) days prior written notice to Tenant after which all obligations of Tenant and Landlord under this Lease shall terminate and be of no further force and effect.

     16.27 Owner's Non-Disturbance. Landlord shall, upon the reasonable request of Ten- ant, obtain a non-disturbance and attornment agreement from the Ground Lessor of the Premises stating in the event of Landlord's default in the Ground Lease in effect with respect to the Premises that Ground Lessor shall look to this Lease as a direct lease with Ground Lessor.

     16.28 Market Conditions. In the event of the existence of a Market Condition, Tenant shall have the right and option either to (i) pay Substitute Rent, or (ii) if such Market Condition exists and continues for more than nine (9) months in any given twelve (12) month period, terminate this Lease by giving written notice to Landlord, in which event all further obligations hereunder shall terminate; provided, however, that the foregoing provision shall not apply to any department store, junior department store, or variety store in which the Permitted Use accounts for no more than five hundred (500) square feet of usable area, as verified to Tenant from time to time upon request of Tenant. If Tenant elects the option in (i) above, it shall be without prejudice to a future election of the option set forth in
(ii) above. The foregoing covenant shall run with the land and shall bind Landlord, its successors and assigns.

     16.29     Co- Tenancy. Intentionally omitted.

     16.30     Common Area Costs


                                   31

                                                     CONFIDENTIAL



     16.30.1 In addition to payment of the Monthly Minimum Rent and Taxes set forth in this Lease, Tenant shall pay to Landlord Common Area Costs. The payment of such Common Area Costs shall be considered as "additional rent" which shall be payable pursuant to Section 2.4 hereof, shall be in consideration of Landlord's maintenance of said Common Areas shall be used by Landlord solely for operating and maintaining the Common Areas and shall be subject to all provisions of this Lease applicable to default in the payment of rent.

     16.30.2 Estimated Common Area Costs. Tenant shall pay to Landlord Tenant's Proportionate Share of Common Area Costs beginning on the Commencement Date. Tenant shall pay to Landlord in twelve (12) equal installments, each in advance on the first
(1st) day of each and every calendar month, an estimate sum, towards Tenant's Proportionate Share of Common, Area Costs, which estimated sum during Calendar Year 2000 is $ per annum multiplied by the number of square feet of Gross Leasable Area within the, Premises (i.e., $ per month). This estimated sum shall be subject to reasonable annual adjustments by Landlord to reflect anticipated changes in the Common Area Costs; provided, however, that the Common Area Costs in the aggregate, shall not increase by more than five percent (5%) per year. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall provide Tenant with a statement assessing and prorating the common Area Costs. Tenant shall pay to Landlord within thirty (30) days of such receipt, any deficiency owed to Landlord. In the event that Tenant's estimated payments are in excess, such overpayment shall be applied as a credit against the next installment of Minimum Monthly Rent unless the refund is for the final calendar year of Tenant's occupancy, in which case such overpayment by Tenant shall be refunded to Tenant within thirty
(30) days after delivery of the final statement.

     16.30.3 Tenant's Audit Rights. Tenant shall have the right at any time within three (3) years after the close of each Lease Year (a period of twelve (12) consecutive calendar months during the Term, the first of which shall begin on the first day of February next following the Commencement Date, unless the Commencement Date shall be the first day of February, in which event the first Lease Year shall begin on the Commencement Date) and Partial Lease Year (the period, if any, of fewer than twelve
(12) consecutive calendar months between the Commencement Date and the first day of the first Lease Year and the period, if any, of less than twelve (12) consecutive calendar months between the last day of the last Lease Year and the expiration of the Term), but not more often than once with respect to any Lease Year and Partial Lease Year, to cause an audit to be made by an independent accountant designated in writing by Tenant of all of the books of account, documents, records, returns, papers and files of Landlord relating to Common Area Costs for such Lease Year, and Landlord, upon at least three (3) days prior request of Tenant, shall make all such records available for such examination at the address specified in this Lease for notices to Landlord during regular business hours. Tenant agrees that any information obtained from all such records and reports examined by it or by its designated accountant shall be held in strict confidence. All actions or claims in connection with, if applicable, Common Area Costs, Taxes, Tenant's Insurance, Minimum Monthly Rent and any other monetary obligations shall be barred after said three (3) year period. If Tenant shall have such an audit made for any Lease Year or Partial Lease Year and the Common Area Costs shown by Landlord's statement for such Lease Year or Partial Lease Year have been overstated by three percent (3%) or more, then Landlord! in addition to immediately paying the Tenant the full amount of the overstated sums as determined by such audit, shall pay the Tenant the reasonable cost of such audit, not to exceed Two Thousand Dollars ($2,000.00); otherwise said audit shall be at Tenant's sole cost and expense.

     The statement of reconciliation of the actual Common Area Costs provided to Tenant subsequent to the end of each calendar year will be final and binding upon Tenant un- less the same is objected to in writing within three (3) years after it is given to Tenant, which notice of objection shall specify in reasonable detail the items disputed by Tenant. If Landlord and
                                        32

                                                     CONFIDENTIAL



Tenant are unable to resolve such dispute within thirty (30) days after Landlord's receipt of such written objection (each party agreeing to confer in good faith in attempt to resolve such dispute), an independent certified public accountant selected by Tenant and approved by Landlord, shall be engaged to inspect and audit the Landlord's records of the Common Area Costs and to make a determination regarding the Tenant's dispute. The selection of the independent certified public accountant shall be completed within fifteen (15) days after expiration of the foregoing thirty-day period and the audit shall commence and be completed, and a copy of the audit report shall be delivered to Landlord and Tenant within thirty days thereafter. The de- termination of the independent certified public accountant shall be binding on Landlord and Tenant. Costs for said independent certified public accountant shall be paid by Landlord if it is finally determined that the amount of Common Area Costs charged to Tenant by Landlord was in error by three percent (3%) or more, and shall be paid by Tenant if said error was less than three percent (3%). Tenant's right to cause an audit to be made of Landlord's records of the Common Area Costs shall not delay or postpone the date(s) on which all rental payments are due.

     16.31       Tenant   Read   Ground  Lease.   Tenant   hereby
acknowledges that it has read the Ground Lease in its entirety and agrees to accept its terms.

     16.32     Lease Governs. As between Landlord and Tenant, the
terms   of  this  Lease  shall  govern  in  the  event   of   any
inconsistency between it and the Ground Lease.

     16.33 Financing Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord (or Ground Lessor, as the case may be), with thirty (30) days after written request of Landlord or Ground Lessor, a copy of Tenant's most recent financial statements, prepared as of the end of Tenant's fiscal year. Such financial statements shall be certified by an authorized officer of Tenant who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord or Ground Lessor hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

                                        LANDLORD:
                                        CAPTEC    STER    AURORA,
                                        L.L.C.
                                        By   CAPTEC   NET   LEASE
                                        REALTY,  INC.  Its   Sole
                                        Member


                                        By /s/ Gary A Barker
                                        Gary A Barker



                                        TENANT:

                                        STERLING JEWELERS INC.
                                        By /s/ Richard W Miller
                                        Richard W Miller
                                        Executive Vice President





                                        33






LOT 1 MERIDIAN BUSINESS CAMPUS PHASE 2 UNIT B BEING A SUBDIVISION IN SECTION 16, TOWNSHIP 38 NORTH RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 30, 1998 AS DOCUMENT NO R98-226549 IN DUPAGE COUNTY ILLINOIS